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                                                                    EXHIBIT 10.2


                             WAIVER AND AMENDMENT TO
                AMENDED AND RESTATED CREDIT FACILITY AGREEMENT

       THIS WAIVER AND AMENDMENT TO AMENDED AND RESTATED CREDIT FACILITY AGREEMENT (this "Amendment") is entered into as of the 20th day of October, 2000 by and among LASALLE BANK NATIONAL ASSOCIATION, a national banking association (f/k/a LaSalle National Bank) as Agent for the Lenders described below (in such capacity the "Agent") and as Issuing Bank (the "Issuing Bank"), the Lenders described below and CCC Information Services Inc., a Delaware corporation ("Borrower").

                              W I T N E S S E T H:

       WHEREAS, Agent, the Lenders parties thereto and Borrower entered into that certain Amended and Restated Credit Facility Agreement dated as of October 29, 1998 (as amended, supplemented or otherwise modified, the "Credit Agreement"), and now desire to amend such Credit Agreement pursuant to this Amendment to, among other things, (i) modify the interest rate of the Line of Credit Facility (as defined in the Credit Agreement), (ii) amend certain financial covenants and (iii) waive certain defaults under certain financial covenants.

       NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

       1. INCORPORATION OF THE AGREEMENT. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Credit Agreement. To the extent any terms and provisions of the Credit Agreement are inconsistent with the amendments set forth in PARAGRAPH 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

       2. AMENDMENT OF THE AGREEMENT. Subject to the terms and conditions contained herein, the Borrower and the Agent hereby amend the Credit Agreement as follows:

              (a) SCHEDULE A to the Credit Agreement is hereby deleted in its entirety and replaced by the revised SCHEDULE A attached hereto.

              (b) All references to SCHEDULE A throughout the Credit Agreement shall be references to the revised SCHEDULE A attached hereto.

              (c) SECTION 5.4 of the Credit Agreement is hereby amended by adding the following phrase to the end of such SECTION 5.4:

                            "and (e) loans to employees and sales
                            representatives for the sole purpose of permitting such employees or sales representatives to purchase common stock of the Guarantor from the Guarantor's treasury provided that such loans do


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                            not at any time in the aggregate outstanding exceed
                            Five Million and No/100 Dollars ($5,000,000.00) among all such loans to all such employees and sales representatives."

              (d) SECTION 5.7 of the Credit Agreement is hereby amended by deleting the word "and" from the end of subparagraph (f), deleting the period at the end of subparagraph (g) and replacing it therefor with a comma and the word "and," and by adding the following subparagraph (h) to the end of such
                     SECTION 5.7:

                            "h. Investments permitted pursuant to SECTION 5.4."

              (e) SECTION 5.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                            "5.10. DISTRIBUTIONS OR DIVIDENDS. Borrower will not, and will not permit any of its Subsidiaries to, declare or make (directly or indirectly) any payment or distribution with respect to, or incur any liability for the purchase, acquisition, redemption or retirement of, any of its equity interests (including warrants therefor) or as a dividend (other than dividends to Borrower from wholly-owned Subsidiaries of the Borrower), return of capital or other payment or distribution of any kind to any holder of any such equity interest."

       3. REPRESENTATIONS, COVENANTS AND WARRANTIES; NO DEFAULT. Except for the representations and warranties of Borrower made as of a particular date, the representations, covenants and warranties set forth in ARTICLE 3 of the Credit Agreement after giving effect to this Amendment shall be deemed remade as of the date hereof by Borrower; provided, however, that any and all references to the Credit Agreement in such representations and warranties shall be deemed to include this Amendment. No Event of Default has occurred and is continuing and no event has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute such an Event of Default under the Credit Agreement after giving effect to this Amendment.

       4. LIMITED WAIVER OF CERTAIN FINANCIAL COVENANTS. Subject to the terms and conditions contained herein and notwithstanding any contrary provisions contained in the Credit Agreement, Agent hereby consents to and waives any Event of Default arising or occurring under SECTION 5.2 of the Credit Agreement as a result of Borrower's Subsidiary, D.W. Norris, creating and maintaining on its books indebtedness in the amount of 1,300,000 pounds sterling, which indebtedness may remain outstanding and on such Subsidiary's books until March 31, 2001. Borrower hereby acknowledges that the waiver contained in this SECTION 4 is granted by Agent only for the limited purpose set forth herein. The waiver in this SECTION 4 is granted only for the specific instance specified herein and in no manner creates a course of dealing or otherwise impairs the future ability of Agent to declare an Event of Default under or otherwise enforce the


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terms of the Credit Agreement after giving effect to this Amendment. Nothing in this Amendment shall be construed to mean that any such waiver of the financial covenant specified above for such period will extend to any other period.

       5. FEES AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of or incurred by Agent in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the reasonable fees and expenses of counsel for the Agent.

       6. DELIVERY OF DOCUMENTS. Notwithstanding any of the foregoing, prior to entering into this Amendment, Agent shall have received from Borrower the following fully executed documents, fully executed by the Borrower and CCC Information Services Group Inc., as applicable, in form and substance satisfactory to Agent, and all of the transactions contemplated by each such document shall have been consummated or each condition contemplated by each such document shall have been satisfied:

              (a)    this Amendment; and

              (b) the Guaranty Reaffirmation of CCC Information Services Group Inc.

       7. EFFECTUATION. The amendments to the Credit Agreement contemplated by this Amendment shall be deemed effective as of the date hereof immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

       8. CONTINUING EFFECT. Except as otherwise specifically set forth herein, the terms and provisions of the Credit Agreement shall remain in full force and effect.

       9. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]


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       (WAIVER AND AMENDMENT TO CREDIT FACILITY AGREEMENT SIGNATURE PAGE)

       IN WITNESS WHEREOF, the parties hereto have duly executed this Waiver and Amendment to Credit Facility Agreement as of the date first above written.

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    f/k/a LaSalle National Bank, as Agent

                                    By: /s/ Amy Long
                                       ---------------------------------
                                    Its: Vice President


                                    CCC INFORMATION SERVICES INC.

                                    By: /s/ Reid E. Simpson
                                        --------------------------------
                                    Its: Executive Vice President
                                         and Chief Financial Officer

Acknowledged and Agreed:

LASALLE BANK NATIONAL ASSOCIATION

By: /s/ /Amy Long
   ---------------------------------
Its: Vice President


FLEET NATIONAL BANK

By: /s/ David Eusden
    --------------------------------
Its: Director


HARRIS TRUST AND SAVINGS BANK

By:
   ---------------------------------
Its:
    --------------------------------

BANK LEUMI USA

By: /s/ Jon W. Spoerry
    --------------------------------
Its: First Vice President


NORWEST BANK WISCONSIN, N.A.

By: /s/ Linda C. Backhaus
    -------------------------------
Its: Vice President



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